EXHIBIT 10.2
                               SPARTA FOODS, INC.

                     AMENDED AND RESTATED STOCK OPTION PLAN


                                   SECTION 1.

                                   DEFINITIONS

     As used herein, the following terms shall have the meanings indicated below:

         (a) "Affiliates" shall mean a Parent or Subsidiary of the Company.

         (b) "Board" shall mean the Board of Directors of the Company.

         (c) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. In the event the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, each of the members of the Committee shall be a "disinterested" person within the meaning of Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934 as amended. As of the effective date of the Plan, a "disinterested" person under Rule 16b-3 generally means a person who, among other things, has not been, at any time within one year prior to his or her appointment to the Committee (or, if shorter, during the period beginning with the initial registration of the Company's equity securities under Section 12 of the Securities Exchange Act of 1934, as amended, and ending with the director's appointment to the Committee) and who will not be, while serving on such Committee, granted or awarded options under the Plan, or under any other plan of the Company or any of its Affiliates entitling participants to acquire stock, stock options, stock appreciation rights or similar rights that have an exercise or conversion privilege or a value derived from equity securities issued by the Company or its Affiliate, except to the extent permitted by Rule 16b-3, or any successor provision.

         (d) "Common Stock" shall mean common stock of the Company, par value $0.01 per share.

         (e) The "Company" shall mean Sparta Foods, Inc., a Minnesota corporation.

         (f) "Fair Market Value" of the Common Stock as of any applicable date shall mean: (i) if such stock is reported in the national market system or is listed upon an established exchange or exchanges, the reported closing price of such stock in such national market system or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the preceding day on which there was a sale of stock; (ii) if such stock is not so reported in the national market system or listed upon an exchange, the average of the closing "bid" and "asked" prices quoted by a recognized specialist in the Common Stock of the Company on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of the date the option is granted, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to all such options.

         (g) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

         (h) "Option Agreement" shall mean a written stock option agreement evidencing an option granted under the Plan.

         (i) "Option Stock" shall mean Common Stock of the Company, $0.01 par value (subject to adjustment as described in Section 13), reserved for options pursuant to this Plan.


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         (j) "Outside Director" shall mean a member of the Board who is not an employee of the Company or any of its Affiliates.

         (k) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

         (l) The "Plan" means the Sparta Foods, Inc. Amended and Restated Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

         (m) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.


                                   SECTION 2.

                                     PURPOSE

     The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

     It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, and through the granting of "non- qualified stock options" pursuant to Sections 10 and 11 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months after the Amendment Date. In no event shall any stock options granted on or after the Amendment Date be exercisable prior to the date the Plan is approved by the shareholders of the Company. If shareholder approval of the Plan is not obtained within twelve (12) months after the Amendment Date, any stock options previously granted shall be revoked.

                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

     The Plan is effective as of January 11, 1996, the date of its adoption by the Board subject to approval by the shareholders of the Company.


                                   SECTION 4.

                                 ADMINISTRATION

     The Plan shall be administered by the Committee if one is in existence or if not, by the Board. The Board or the Committee, as the case may be, shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Board, or the Committee, shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from optionee to optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Board's or the Committee's interpretation of the Plan and all

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actions taken and determinations  made by the Board or the Committee pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.

     In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                   SECTION 5.

                                  PARTICIPANTS

     The Board or the Committee, as the case may be, shall from time to time, at its discretion and without approval of the shareholders, designate those employees, directors, officers, consultants, and advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction; provided, further, that Outside Directors shall only be eligible to receive nonqualified stock options pursuant to Section 11; and provided, further, no director, other than an Outside Director or a director that is also an employee of the Company, shall be eligible to be granted a stock option under the Plan. The Board or the Committee, as the case may be, shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Subsidiary to whom incentive stock options shall be granted under this Plan. Except with respect to nonqualified stock options granted to Outside Directors pursuant to Section 11, the Board or the Committee may grant additional incentive stock options or nonqualified stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Board or the Committee shall also determine the number of shares to be optioned to each such participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.


                                   SECTION 6.

                                      STOCK

     The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. Nine Hundred Thousand (950,000) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 13 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.


                                   SECTION 7.

                                DURATION OF PLAN

     Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in
Section 3 of the Plan. Nonqualified stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board.



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                                   SECTION 8.

                                     PAYMENT

     Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, certified check, Common Stock of the Company valued at such stock's then Fair Market Value, or such other form of payment as may be authorized by the Board or the Committee. The Board or the Committee may, in its sole discretion, limit the forms of payment available to the optionee and may exercise such discretion any time prior to the termination of the option granted to the optionee or upon any exercise of the option by the optionee.

                                   SECTION 9.

                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

     Each incentive stock option granted pursuant to the Plan shall be evidenced by an Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Board or Committee and may vary from optionee to optionee; provided, however, that each inactive stock option granted under this Plan and each related Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Board or the Committee, as the case may be, grants the option; provided, however, that if an optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such optionee shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Board or the Committee, as the case may be, shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

         (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Board or the Committee, as the case may be. To the extent required to qualify the option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than ten
         (10) years after the date on which it is granted; provided, however, that if an optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the incentive stock option granted to such optionee shall be exercisable during a term of not more than five (5) years after the date on which it is granted. The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Board or the Committee, as the case may be, may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Other  Provisions.  The  Option  Agreement  authorized  under  this
         Section 9 shall contain such other provisions as the Board or the Committee, as the case may be, shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.


                                   SECTION 10.

               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS


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     Each  nonqualified  stock  option  granted  pursuant  to the Plan  shall be evidenced by an Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Board or the Committee and may vary from optionee to optionee; provided, however, that each nonqualified option granted under this Section 10 and each related Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Board or the Committee, as the case may be, the option price per share shall be one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Board or the Committee grants the option.

         (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Board or the Committee, as the case may be. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Board or the Committee, as the case may be, may accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Withholding. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the optionee all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related taxes attributable to the optionee's exercise of a nonqualified stock option. In the event the optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such federal, state and local withholding and employment-related taxes, the Board or the Committee, as the case may be, may, in its discretion and pursuant to such rules as it may adopt, permit the optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its Fair Market Value as of the date the amount of tax to be withheld is determined under applicable tax law. The optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall also comply with such rules as may be adopted by the Board or the Committee to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

         (d)  Other Provisions.  The Option Agreement authorized under this
         Section 10 shall contain such other provisions as the Board, or the Committee, as the case may be, shall deem advisable.

                                   SECTION 11

                NONQUALIFIED STOCK OPTIONS FOR OUTSIDE DIRECTORS

         (a) Grant of Nonqualified Stock Options. All grants of nonqualified stock options to Outside Directors under this Section 11 shall be evidenced by an Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Board or Committee and may vary from optionee to optionee; provided, however, that each nonqualified stock option issued to an Outside Director shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                  (1) Automatic Grants. No person shall have any discretion to select the Outside Directors that shall be eligible for nonqualified stock options or to determine the number of shares of Common Stock to be subject to such options, the option price per share or the date of grant.


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                  (2)  Initial  Grant.  Each  Outside  Director  who  becomes an
                  Outside  Director  on or after May 12, 1995 shall be granted a
                  nonqualified   stock  option  to  purchase   Fifteen  Thousand
                  (15,000) shares of Common Stock.

                  (3) Annual Grants. Each Outside Director who is re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholders meeting, be granted a nonqualified stock option to purchase Two Thousand (2,000) shares of Common Stock so long as such Outside Director continues to serve on the Board; provided, that an Outside Director who receives an option pursuant to paragraph (2) above shall not be entitled to receive an option pursuant to this paragraph (3) until at least twelve (12) months after the grant of an option pursuant to paragraph (2); and provided, further, that no Outside Director shall receive more than one option pursuant to this paragraph (3) in any one fiscal year.

         (b) Option Price. The option price per share for all nonqualified stock options granted pursuant to Section 11(a) above shall be one hundred percent (100%) of the Fair Market Value of a share of Common Stock.

         (c)      Duration and Exercise of Options.

                  (1)Duration of Options.  Except as otherwise  provided in this
                     Plan, the period during which any nonqualified stock option granted to Outside Directors under this Section 11 may be exercised shall be ten (10) years after the date that the option is granted.

                  (2) Exercisability of Nonqualified Stock Options.

                     a. In no event shall any nonqualified stock options granted to Outside Directors be exercisable prior to the date that this Section 11 is approved by the shareholders of the Company. If shareholder approval of the Plan is not obtained within twelve (12) months after the Amendment Date, any nonqualified stock options previously granted to Outside Directors shall be revoked.

                     b. All nonqualified stock options granted to Outside Directors pursuant to Section 11(a)(2) shall be exercisable to the extent of 3,000 shares immediately and to the extent of an additional 3,000 shares on each of the first, second, third and fourth anniversaries of the date of grant, subject to the provisions of Section 11(c)(2)(a). If the Outside Director does not purchase in any year the full number of shares which the Outside Director is entitled to purchase in that year, the Outside Director shall be entitled to purchase in any subsequent year such previously unpurchased shares, subject to the expiration of such nonqualified stock option as specified in Section 11(c)(1) above.

                     c.   All  nonqualified  stock  options  granted  to Outside
                          Directors pursuant to Section 11(a)(3) shall be immediately exercisable subject to the provisions of
                          Section 11(c)(2)(a).

         (d) Payment of Option Price. Upon the exercise of any nonqualified stock option granted to an Outside Director pursuant to this
                  Section 11, the purchase price for such shares of Common Stock subject to such option shall be paid in cash or certified check, by the transfer from the Outside Director to the Company of previously acquired shares of Common Stock, or any combination thereof. Any Common Stock so transferred shall be valued at its fair market value. For purposes of this Section 11(d), "previously acquired shares of Common Stock" shall include shares of Common Stock that are already owned by the Outside Director at the time of exercise.

         (e) Compliance with Rule 16b-3. All nonqualified stock options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3, or its successor, of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended.

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         (f)      Termination of Status as a Director.  In the event that an
                  Outside Director's membership on the
                  Board terminates, the following provisions shall apply:

                  (1)If  the  Outside   Director's   membership   on  the  Board
                     terminates for any reason other than the Outside Director's death or disability, the Outside Director shall be entitled to exercise any nonqualified stock options granted to such Outside Director pursuant to this Section 11 which were exercisable at the time of such termination, until the earlier of (i) the close of business on the 90th day after such termination, and (ii) the expiration of the option as provided in Section 11(c)(1) above. To the extent that the Outside Director does not exercise such option within the period specified in this Section 11(g)(1), all rights of the Outside Director under such option shall be forfeited.

                  (2)If the Outside  Director dies or becomes disabled (i) while a member of the  Board,  or (ii)  within  the 90 day period following the termination of the Outside Director's membership on the Board as provided in Section 11(f)(1) above, any nonqualified stock option granted to such Outside Director may be exercised by the Outside Director's estate or any person who acquired the right to exercise any nonqualified stock option granted to such Outside Director pursuant to this Section 11 by bequest or inheritance until earlier of the expiration of the option as provided in
                     Section 11(c)(1) above or the close of business one year after the date of the Outside Director's death.


                                   SECTION 12

                               TRANSFER OF OPTION

     No incentive stock option shall be transferable, in whole or in part, by the optionee other than by will or by the laws of descent and distribution and, during the optionee's lifetime, the incentive stock option may be exercised only by the optionee. If the optionee shall attempt any transfer of any incentive stock option granted under the Plan during the optionee's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.


                                   SECTION 13.

                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                 OR LIQUIDATION

     In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

     Unless otherwise provided in the Option Agreement, in the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off) or liquidation of the Company (collectively referred to as a "transaction"), the Board may, in connection with the Board's adoption of the plan for such transaction, provide for one or more of the following: (i) the equitable acceleration of the exercisability of any outstanding options hereunder; (ii) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction) and (iii) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date

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of  adoption  by the  Board of such plan for such  transaction  and  provide  to optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                   SECTION 14.

                               INVESTMENT PURPOSE

     No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to the optionee, the Board or the Committee may require the optionee to (a) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Board, or the Committee, as the case may be, shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that the optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws. The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 14.


                                   SECTION 15.

                             RIGHTS AS A SHAREHOLDER

     An optionee (or the optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).


                                   SECTION 16.

                              AMENDMENT OF THE PLAN

     The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 13, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the optionee without the consent of the optionee. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 13 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to optionees under the Plan, unless such revision or amendment is approved by the shareholders of the Company. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code. In no event shall the Board or the Committee, either directly or indirectly, amend the provisions of Section 11 relating to nonqualified stock options that are granted to Outside Directors more frequently than once every six (6) months, unless such amendment is required to comply with changes in the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder, or with the Internal Revenue Code of 1986, and the regulations thereunder.


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



                                   SECTION 17.

                        NO OBLIGATION TO EXERCISE OPTION

     The granting of an option shall impose no obligation upon the optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the optionee in its employ for any period.


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